Kayne Anderson

MLP Investment Company

THIRD QUARTER REPORT
AUGUST 31, 2007

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 170.0%
Equity Investments(a) — 170.0%
Midstream MLP(b) — 132.1%
Atlas Pipeline Partners, L.P.	417	$19,363
Boardwalk Pipeline Partners, LP	522	17,320
Buckeye Partners, L.P.	369	18,117
Copano Energy, L.L.C.	3,923	152,963
Crosstex Energy, L.P.	2,614	92,546
Crosstex Energy, L.P. — Class C Senior Subordinated Units(c)(d)	356	11,948
DCP Midstream Partners, LP	142	6,444
Duncan Energy Partners L.P.	164	3,923
Eagle Rock Energy Partners L.P.	113	2,485
Enbridge Energy Management, L.L.C.(e)	662	34,475
Enbridge Energy Partners, L.P.	1,487	75,802
Energy Transfer Partners, L.P.	4,262	221,818
Enterprise GP Holdings L.P. — Unregistered(c)	1,342	50,033
Enterprise Products Partners L.P.(f)	5,463	161,204
Genesis Energy, L.P.	59	1,739
Global Partners LP	1,464	46,755
Hiland Partners, LP	162	8,096
Holly Energy Partners, L.P.	226	10,301
Kinder Morgan Management, LLC(e)	2,897	139,446
Magellan Midstream Partners, L.P.	3,871	166,438
MarkWest Energy Partners, L.P.	2,183	69,590
Martin Midstream Partners L.P.	295	11,319
NuStar L.P.	550	34,249
ONEOK Partners, L.P.	892	57,108
Plains All American Pipeline, L.P.	3,112	179,082
Regency Energy Partners LP	1,949	62,376
Semgroup Energy Partners LP(d)	211	6,335
Spectra Energy Partners LP(d)	280	7,404
Sunoco Logistics Partners L.P.	144	7,719
Targa Resources Partners LP	434	13,029
TC PipeLines, LP	1,260	46,832
TEPPCO Partners, L.P.	677	27,174
Williams Partners L.P.	473	21,079

		1,784,512

Propane MLP — 8.6%
AmeriGas Partners, L.P.	128	4,475
Ferrellgas Partners, L.P.	877	19,860
Inergy, L.P.	2,839	92,479

		116,814

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Shipping MLP — 2.9%
Capital Product Partners LP	121	$3,497
K-Sea Transportation Partners L.P.	249	9,690
Teekay LNG Partners L.P.	383	13,383
Teekay Offshore Partners L.P.	265	7,820
U.S. Shipping Partners L.P.	245	4,728

		39,118

Coal MLP — 4.7%
Clearwater Natural Resources, LP — Unregistered(c)(g)(h)	3,889	43,945
Natural Resource Partners L.P. — Subordinated Units	311	10,275
Penn Virginia Resource Partners, L.P.	319	8,870

		63,090

Upstream MLP(b) — 10.6%
Atlas Energy Resources, LLC	565	18,271
Atlas Energy Resources, LLC — Unregistered(c)	398	11,536
Atlas Energy Resources, LLC — Class D, Unregistered(c)	910	25,812
BreitBurn Energy Partners L.P.	64	2,145
BreitBurn Energy Partners L.P. — Unregistered(c)	1,426	45,515
Constellation Energy Partners LLC	198	8,312
Constellation Energy Partners LLC — Unregistered(c)	247	9,802
Constellation Energy Partners LLC — Class F, Unregistered(c)	312	12,182
Dorchester Minerals, L.P.	119	2,567
Legacy Reserves LP	290	6,733

		142,875

MLP Affiliates — 6.2%
Atlas Pipeline Holdings, L.P.	79	3,225
Buckeye GP Holdings L.P.	206	6,468
Crosstex Energy, Inc.	156	5,108
Energy Transfer Equity, L.P.	196	7,192
Energy Transfer Equity, L.P. — Unregistered(c)	365	13,408
Hiland Holdings GP, LP	153	4,614
Magellan Midstream Holdings, L.P.	1,221	34,572
MarkWest Hydrocarbon, Inc.(f)	186	9,355

		83,942

Other MLP — 4.1%
Calumet Specialty Products Partners, L.P.	644	31,317
Exterran Partners LP	353	12,119
Exterran Partners LP — Unregistered(c)	378	12,696

		56,132

Other — 0.8%
Arlington Tankers Ltd.	70	1,736
Double Hull Tankers, Inc.	182	2,805
Nordic American Tanker Shipping Limited	82	3,027
Omega Navigation Enterprises, Inc.	185	3,655

		11,223

Total Long-Term Investments (Cost — $1,577,144)		2,297,706

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONCLUDED)
AUGUST 31, 2007
(amounts in 000’s, except option contracts written)
(UNAUDITED)

	Interest	Maturity
	Rate	Date	Value

Short-Term Investment — 0.9%
Repurchase Agreement — 0.9%
Bear, Stearns & Co. Inc. (Agreement dated 8/31/07 to be repurchased at $11,760), collateralized by $12,096 in U.S. Treasury Notes
(Cost $11,753)	5.150%	9/04/07	$11,753

Total Investments — 170.9% (Cost — $1,588,897)			2,309,459

	No. of
	Contracts

Liabilities
Option Contracts Written(h)
Midstream MLP
Enterprise Products Partners L.P., call option expiring 10/20/07 @ $30.00 (Premiums received $178)	1,840	(202)
Auction Rate Senior Notes		(505,000)
Deferred Taxes		(261,825)
Revolving Credit Line		(119,000)
Other Liabilities		(10,890)
Unrealized Depreciation on Interest Rate Swap Contracts		(1,710)

Total Liabilities		(898,627)

Unrealized Appreciation on Interest Rate Swap Contracts		2,246
Income Tax Receivable		2,459
Other Assets		10,726

Total Liabilities in Excess of Other Assets		(883,196)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$1,351,263

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Fair valued and restricted security (See Notes 2 and 6).

(d)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 12 months.

(e)	Distributions are paid in-kind.

(f)	Security or a portion thereof is segregated as collateral on option contracts written or interest rate swap contracts.

(g)	Clearwater Natural Resources, LP is a privately-held MLP that the Company believes is a controlled affiliate.

(h)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2007
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value, non-controlled (Cost — $1,506,889)	$2,253,761
Investments at fair value, controlled (Cost — $70,255)	43,945
Repurchase agreement (Cost — $11,753)	11,753

Total investments (Cost — $1,588,897)	2,309,459
Deposits with brokers	622
Receivable for securities sold	3,848
Interest, dividends and distributions receivable	280
Income tax receivable	2,459
Deferred debt issuance costs and other, net	5,976
Unrealized appreciation on interest rate swap contracts	2,246

Total Assets	2,324,890

LIABILITIES
Revolving credit line	119,000
Investment management fee payable	7,936
Option contracts written, at fair value (Premiums received — $178)	202
Accrued directors’ fees and expenses	52
Accrued expenses and other liabilities	2,902
Deferred tax liability	261,825
Unrealized depreciation on interest rate swap contracts	1,710

Total Liabilities before Senior Notes	393,627

Auction Rate Senior Notes:
Series A, due April 3, 2045	85,000
Series B, due April 5, 2045	85,000
Series C, due March 31, 2045	90,000
Series E, due December 21, 2045	60,000
Series F, due July 9, 2047	185,000

Total Senior Notes	505,000

Total Liabilities	898,627

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,351,263

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (43,028,545 shares issued and outstanding, 199,990,000 shares authorized)	$43
Paid-in capital	908,968
Accumulated net investment loss, net of income taxes less dividends	(58,175)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	45,913
Net unrealized gains on investments, options and interest rate swap contracts, net of income taxes	454,514

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,351,263

NET ASSET VALUE PER COMMON SHARE	$31.40

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions	$79,813
Return of capital	(70,838)

Net dividends and distributions	8,975
Interest and other fees	105

Total Investment Income	9,080

Expenses
Investment management fees	21,952
Administration fees	721
Professional fees	623
Reports to stockholders	233
Custodian fees	173
Directors’ fees	137
Insurance	128
Other expenses	406

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	24,373
Interest expense	18,952
Auction agent fees	859

Total Expenses — Before Taxes	44,184

Net Investment Loss — Before Taxes	(35,104)
Deferred tax benefit	11,665

Net Investment Loss	(23,439)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	24,675
Payments on interest rate swap contracts	1,839
Deferred tax expense	(8,810)

Net Realized Gains	17,704

Net Change in Unrealized Gains/(Losses)
Investments	211,805
Options	(24)
Interest rate swap contracts	(1,787)
Deferred tax expense	(69,780)

Net Change in Unrealized Gains	140,214

Net Realized and Unrealized Gains	157,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	134,479
DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,013)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM OPERATIONS	$131,466

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine
	Months Ended		For the Fiscal
	August 31, 2007		Year Ended
	(Unaudited)		November 30, 2006

OPERATIONS
Net investment loss	$(23,439)		$(23,356)
Net realized gains	17,704		14,152
Net change in unrealized gains	140,214		226,725

Net Increase in Net Assets Resulting from Operations	134,479		217,521

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
Distributions — return of capital	(3,013	)(1)	(3,732	)(2)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions — return of capital	(57,257	)(1)	(65,492	)(2)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock public offerings of 4,420,916 shares of common stock	160,647		—
Underwriting discounts and offering expenses associated with the issuance of common stock	(4,569)		—
Issuance of 542,793 and 889,285 shares of common stock from reinvestment of distributions, respectively	17,584		23,005

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	173,662		23,005

Total Increase in Net Assets Applicable to Common Stockholders	247,871		171,302

NET ASSETS
Beginning of period	1,103,392		932,090

End of period	$1,351,263		$1,103,392

(1)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the nine months ended August 31, 2007 as either a dividend (ordinary income) or a distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred stock dividend and the common stock dividend made during the year will not be determined until after the end of the calendar year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2006 as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$134,479
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(542,482)
Proceeds from sale of investments	121,917
Purchase of short-term investments, net	(10,804)
Realized gains	(26,514)
Return of capital distributions	70,838
Unrealized gains on investments, options and interest rate swap contracts	(209,994)
Increase in deferred tax liability	66,925
Increase in deposits with brokers	(504)
Increase in receivable for securities sold	(172)
Decrease in interest, dividend and distributions receivables	326
Increase in income tax receivable	(350)
Increase in deferred debt issuance costs and other	(2,011)
Decrease in investment management fee payable	(2,359)
Increase in option contracts written	178
Decrease in payable for securities purchased	(1,489)
Increase in accrued expenses and other liabilities	1,624

Net Cash Used in Operating Activities	(400,392)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of auction rate senior notes	185,000
Issuance of shares of common stock	156,078
Proceeds from revolving credit line	102,000
Cash distributions paid to preferred stockholders	(3,013)
Cash distributions paid to common stockholders	(39,673)

Net Cash Provided by Financing Activities	400,392

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $17,584 pursuant to the Company’s dividend reinvestment plan.

During the nine months ended August 31, 2007, federal and state taxes paid were $350 and interest paid was $14,424.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

	For the
	Nine Months		For the Fiscal Year				For the Period
	Ended		Ended				September 28, 2004(1)
	August 31, 2007		November 30,				through
	(Unaudited)		2006		2005		November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$28.99		$25.07		$23.91		$23.70	(2)
Income from Operations(3)
Net investment income/(loss)	(0.58)		(0.62)		(0.17)		0.02
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	4.23		6.39		2.80		0.19

Total income from investment operations	3.65		5.77		2.63		0.21

Dividends/Distributions — Preferred Stockholders(3)
Dividends	—	(4)	—	(5)	(0.05	)(5)	—
Distributions	(0.07	)(4)	(0.10	)(5)	—	(5)	—

Total dividends/distributions — Preferred Stockholders	(0.07)		(0.10)		(0.05)		—

Dividends/Distributions — Common Stockholders
Dividends	—	(4)	—	(5)	(0.13	)(5)	—
Distributions	(1.44	)(4)	(1.75	)(5)	(1.37	)(5)	—

Total dividends/distributions — Common Stockholders	(1.44)		(1.75)		(1.50)		—

Capital Stock Transactions(3)
Underwriting discounts and offering costs on the issuance of preferred stock	—		—		(0.03)		—
Anti-dilutive effect due to issuance of common stock, net of underwriting discounts and offering costs	0.26		—		0.11		—
Anti-dilutive effect due to shares issued in reinvestment of dividends	0.01		—		—		—

Total capital stock transactions	0.27		—		0.08		—

Net asset value, end of period	$31.40		$28.99		$25.07		$23.91

Market value per share of common stock, end of period	$32.66		$31.39		$24.33		$24.90

Total investment return based on common stock market value(6)	8.74%		37.93%		3.66%		(0.40)%

Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,351,263		$1,103,392		$932,090		$792,836
Ratio of expenses to average net assets, including current and deferred income tax expense	11.45	%(8)	18.85	%(8)	8.73	%(8)	4.73	%(8)
Ratio of expenses to average net assets, excluding current and deferred income taxes	4.55	%(8)	5.10	%(8)	2.32	%(8)	1.20	%(8)
Ratio of expenses, excluding taxes and interest expenses, to average net assets	2.51%		3.42%		1.52%		—%
Ratio of net investment income/(loss) to average net assets	(2.41)%		(2.37)%		(0.68)%		0.50%
Net increase in net assets to common stockholders resulting from operations to average net assets	10.17	%(9)	21.66%		10.09%		0.93	%(9)
Portfolio turnover rate	5.84	%(10)	9.95	%(10)	25.59	%(10)	11.78	%(10)
Auction Rate Senior Notes outstanding, end of period	$505,000		$320,000		$260,000		—
Revolving credit facility	$119,000		$17,000		—		—
Auction Rate Preferred Stock, end of period	$75,000		$75,000		$75,000		—
Asset coverage of Auction Rate Senior Notes	382.43	%(11)	468.25	%(11)	487.34	%(11)	—
Asset coverage of Auction Rate Preferred Stock	293.31	%(12)	367.81	%(12)	378.24	%(12)	—
Average amount of borrowings outstanding per share of common stock during the period	$11.28	(3)	$8.53	(3)	$5.57	(3)	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 40,470,105, 37,638,314, 34,077,731 and 33,165,900, for the nine months ended August 31, 2007, the fiscal year ended November 30, 2006, the fiscal year ended November 30, 2005 and the period September 28, 2004 through November 30, 2004, respectively.

(4)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the nine months ended August 31, 2007 as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s operating results during the period. The actual characterization of the preferred stock dividend and the common stock dividend made during the current year will not be determined until after the end of the calendar year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

(5)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal years ended November 30, 2006 and November 30, 2005 as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits.

(6)	Not annualized for the nine months ended August 31, 2007 and the period September 28, 2004 through November 30, 2004. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(8)	For the nine months ended August 31, 2007, the Company’s deferred tax benefit was $11,665 and deferred tax expense was $78,590. For the fiscal year ended November 30, 2006, the Company’s current tax benefit was $65 and deferred tax expense was $135,738. For the fiscal year ended November 30, 2005, its current tax expense was $3,669 and deferred tax expense was $52,179. For the period September 28, 2004 through November 30, 2004, its current income tax expense was $763 and deferred tax expense was $3,755.

(9)	Not annualized.

(10)	Amount not annualized for the nine months ended August 31, 2007 and the period September 28, 2004 through November 30, 2004. For the nine months ended August 31, 2007, and fiscal years ended November 30, 2006 and November 30, 2005, and the period September 28, 2004 through November 30, 2004, calculated based on the sales of $121,917, $144,884, $263,296 and $16,880, respectively of long-term investments divided by the average long-term investment balance of $2,088,208, $1,456,695, $1,029,035 and $143,328, respectively.

(11)	Represents the value of total assets less all liabilities and indebtedness not represented by Auction Rate Senior Notes (senior securities as defined in the 1940 Act) divided by the aggregate amount of Auction Rate Senior Notes. In this ratio, the revolving credit facility is not considered a senior security. The revolving credit facility is treated as a senior security for purposes of this ratio only in circumstances when the Company is issuing additional Auction Rate Senior Notes.

(12)	Represents the value of total assets less all liabilities and indebtedness not represented by Auction Rate Senior Notes, Auction Rate Preferred Stock and amounts borrowed under the revolving credit facility divided by the aggregate amount of Auction Rate Senior Notes, Auction Rate Preferred Stock and amounts borrowed under the revolving credit facility.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2007
(amounts in 000’s, except option contracts written, share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.	Significant Accounting Policies

A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B.  Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

C.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At August 31, 2007, the Company held 17.5% of its net assets applicable to common stockholders (10.2% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with fair value of $236,877. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

Any option transaction that the Company enters into may, depending on the applicable market environment have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Company does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

D.  Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/ dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E.  Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At August 31, 2007, the Company had no open short sales.

F.  Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 — Option Contracts Written for more detail.

G. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the nine months ended August 31, 2007, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $70,838 of dividends and distributions received from MLPs. The return of capital of $70,838, resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $2,223 and $68,615, respectively, attributable to the recording of such dividends and distributions as reductions in the cost basis of investments. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

H.  Dividends and Distributions to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to stockholders of the Company’s Auction Rate Preferred Stock, Series D are accrued on a daily basis and are determined as described in Note 11 — Preferrred Stock. The Company’s dividends will be comprised of return of capital and/or ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Company informed its common stockholders in January 2007 of the character of dividends paid during fiscal year 2006. Prospectively, the Company will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.

I.  Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J.  Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information become available.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of August 31, 2007, the company has not evaluated the impact that will result from adopting FIN 48.

K.  Organization Expenses, Offering and Debt Issuance Costs — The Company was responsible for paying all organization expenses, which were expensed when the shares of common stock were issued in the Company’s IPO. Offering costs (including underwriting discount) related to the Company’s issuances of common stock and issuance of Series D preferred stock were charged to additional paid-in capital when the shares were issued. Debt

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

issuance costs (including underwriting discount) related to the auction rate senior notes payable are being capitalized and amortized over the period the notes are outstanding.

L.  Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

M.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

A.  Investment Management Agreement — The Company has entered into an investment management agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

On December 12, 2006, the Company held a special meeting of stockholders at which stockholders approved a new investment management agreement. As a result of the vote on this matter, the new investment management agreement replaced the previous performance-based fee structure with a fixed investment management fee at an annual rate of 1.375% of average total assets.

Pursuant to the previous investment management agreement, which was in effect through December 12, 2006, the Company agreed to pay Kayne Anderson Capital Advisors, L.P., the Adviser’s parent company and the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

Company’s former adviser, a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusting upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeded or trailed the Company’s “Benchmark” over the same period. The Company’s Benchmark was the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). The basic management fee and the performance fee adjustment were calculated and paid quarterly, using a rolling 12-month performance period.

During the period December 1, 2006 through December 12, 2006, the Company paid and accrued management fees at an annual rate of 2.75% of average total assets based on the Company’s investment performance. During the remainder of the nine months ended August 31, 2007, the Company paid and accrued management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

B.  Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as privately negotiated limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in private limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of securities that it holds as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

At August 31, 2007, the Company held approximately 42.5% of the partnership interest of Clearwater Natural Resources, LP (“Clearwater”). The Company’s Chief Executive Officer serves as a director on the board of the general partner of Clearwater. The Company may be deemed to “control” and be an “affiliate” of Clearwater, each as defined in the 1940 Act, because the Company has an economic interest in Clearwater of size that may give it the power to exercise a controlling influence over Clearwater, notwithstanding the limited scope and character of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

rights of such securities that the Company holds, which power effectively makes such securities the equivalent of “voting securities.” Based on the totality of the facts and circumstances as they exist as of August 31, 2007, the Company believes that it “controls” and is an “affiliate” of Clearwater. During the period there were no purchases or sales of this security.

C.  Other Affiliates — For the nine months ended August 31, 2007, KA Associates, Inc., an affiliate of Kayne Anderson, earned approximately $3 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of August 31, 2007 are as follows:

Deferred tax assets:
Organizational costs	$(24)
Net operating loss carryforwards	(22,888)
Deferred tax liabilities:
Unrealized gains on investment securities	284,538
Other	199

Total net deferred tax liability	$261,825

At August 31, 2007, the Company did not record a valuation allowance against its deferred tax assets.

At August 31, 2007, the cost basis of investments for federal income tax purposes was $1,540,437. The cost basis of investments includes a $48,461 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At August 31, 2007, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$796,675
Gross unrealized depreciation of investments (including options)	(27,677)

Net unrealized appreciation before tax and interest rate swap contracts	768,998
Net unrealized appreciation on interest rate swap contracts	536

Net unrealized appreciation before tax	$769,534

Net unrealized appreciation after tax	$484,806

For the nine months ended August 31, 2007, the components of income tax expense include $70,491 of expense and $3,564 of benefit for federal income taxes and state income taxes (net of the federal tax benefit), respectively. Total income taxes are computed by applying the federal statutory income tax rate plus a blended state income tax rate. During the period the Company’s income tax rate decreased from 38.5% to 37.0% due to changes in certain state tax jurisdictions. The decrease in the Company’s tax rate resulted in a $7,593 benefit which is included in the Company’s income tax expense and resulted in an effective tax rate of 33.23% for the nine month period. Total income taxes have been computed by applying the Company’s effective income tax rate of 33.23% to net investment income and realized and unrealized gains on investments before taxes.

During the nine months ended August 31, 2007, permanent tax differences were reclassified from Accumulated Net Investment Loss to Paid-in capital.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

6.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale, particularly private investments that are not registered under the Securities Act of 1933 and cannot, as a result, be offered for public sale for a non-exempt transaction without first being registered. Such restricted investments are valued in accordance with the procedures established by the Board of Directors and more fully described in Note 2 — Significant Accounting Policies. The table below shows the number of units held, the acquisition date, aggregate cost, and fair value as of August 31, 2007, value per unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises:

							Value	Percent	Percent
		Type of	Number of	Acquisition		Fair	Per	of Net	of Total
Investment	Security	Restriction	Units	Date	Cost	Value	Unit	Assets(1)	Assets

Atlas Energy Resources, LLC	Common Units	(1)(2)	398	6/29/07	$10,143	$11,536	$29.00	0.9%	0.5%
Atlas Energy Resources, LLC	Class D Common Units	(1)(2)	910	6/29/07	22,557	25,812	28.35	1.9	1.1
BreitBurn Energy Partners L.P.	Common Units	(1)	1,212	5/24/07	38,333	38,608	31.85	2.9	1.7
BreitBurn Energy Partners L.P.	Common Units	(1)	214	5/25/07	6,565	6,907	32.21	0.5	0.3
Clearwater Natural Resources, L.P.	Common Units	(3)	3,889	(4)	70,255	43,945	11.30	3.2	1.9
Constellation Energy Partners LLC	Common Units	(1)(2)	247	7/25/07	8,705	9,802	39.69	0.7	0.4
Constellation Energy Partners LLC	Class F Common Units	(1)(2)	312	7/25/07	10,756	12,182	39.00	0.9	0.5
Crosstex Energy, L.P.	Class C Senior Subordinated Units	(5)	356	6/29/06	10,022	11,948	33.52	0.9	0.5
Energy Transfer Equity, L.P.	Common Units	(1)	365	11/27/06	9,898	13,408	36.75	1.0	0.6
Enterprise GP Holdings L.P.	Common Units	(1)(2)	1,342	7/17/07	49,541	50,033	37.27	3.7	2.2
Exterran Partners LP	Common Units	(1)(2)	378	7/9/07	13,006	12,696	33.61	0.9	0.5

					$249,781	$236,877		17.5%	10.2%

(1)	Public security that is unregistered.

(2)	Security is subject to lock-up agreement.

(3)	Private security.

(4)	The Company purchased common units on 8/1/05 and 10/2/06.

(5)	No public market exists for the Class C Senior Subordinated Units. These units convert to exchange listed Common Units on February 16, 2008.

7.	Option Contracts Written

Transactions in written call options for the nine months ended August 31, 2007 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at beginning of period	—	—
Options written	2,840	$293
Options exercised	(1,000)	(115)

Options outstanding at end of period	1,840	$178

8.	Investment Transactions

For the nine months ended August 31, 2007, the Company purchased and sold securities in the amount of $542,482 and $121,917 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

9.	Revolving Credit Line

The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. The credit line is secured by Company assets held in custody by Custodial Trust Company. During the nine months ended August 31, 2007, the average amount outstanding was $91,872 with a weighted average interest rate of 5.96%. As of August 31, 2007, the Company had outstanding borrowings on the revolving credit line of $119,000 and the interest rate was 6.50%. Any loans under this line are repayable on demand by the lender at any time.

10.	Auction Rate Senior Notes

The Company issued five series of auction rate senior notes, each with a maturity of 40 years from the date of original issuance, having an aggregate principal amount of $505,000 (“Senior Notes”). The Senior Notes were issued in denominations of $25. The fair value of those notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Senior Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, Series C, Series E and Series F as of August 31, 2007 were 5.50%, 6.30%, 5.43%, 6.30% and 6.05%, respectively. The weighted average interest rates for Series A, Series B, Series C, Series E and Series F for the nine months ended August 31, 2007, were 5.10%, 5.14%, 5.26%, 5.18% and 5.35%, respectively. These rates include the applicable rate based on the latest results of the auction and do not include commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Senior Notes’ prospectus. The reset rate period for Series A, Series B, Series E and Series F Senior Notes is seven days, while Series C Senior Notes reset every 28 days. The Senior Notes are not listed on any exchange or automated quotation system.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

11.	Preferred Stock

The Company issued 3,000 shares of Series D auction rate preferred stock totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The preferred stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of preferred stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of August 31, 2007 was 6.50%. The weighted average dividend rate for the six months ended August 31, 2007, was 5.28%. This rate includes the applicable rate based on the latest results of the auction and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

The preferred stock is redeemable in certain circumstances at the option of the Company. The preferred stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of the preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

12.	Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of August 31, 2007, the Company has entered into sixteen interest rate swap contracts with UBS AG as summarized below. For all sixteen swaps, the Company receives a floating rate, based on one-month LIBOR.

			Net
		Fixed Rate	Unrealized
Termination	Notional	Paid by the	Appreciation/
Date	Amount	Company	Depreciation

3/25/2008	$35,000	4.31%	$189
3/25/2008	25,000	4.40	119
4/7/2008	25,000	4.35	142
3/24/2010	25,000	4.65	68
4/8/2010	25,000	4.55	140
4/15/2010	35,000	4.45	287
6/2/2010	30,000	4.12	531
7/30/2010	25,000	5.20	(303)
8/2/2010	25,000	5.05	(192)
8/17/2010	50,000	4.95	(248)
2/28/2012	40,000	4.99	(258)
4/16/2012	25,000	4.65	214
5/9/2012	25,000	4.37	519
8/16/2012	50,000	5.15	(635)
11/14/2013	10,000	5.00	(32)
11/16/2013	10,000	4.95	(5)

Total	$460,000		$536

At August 31, 2007, the weighted average duration of the interest rate swap contracts was 3.1 years and the weighted average fixed rate was 4.71%. The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

13.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 43,028,545 shares outstanding at August 31, 2007. As of that date, Kayne Anderson Capital Advisors, L.P. owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2007, were as follows:

Shares outstanding at November 30, 2006	38,064,836
Shares issued through reinvestment of distributions	542,793
Shares issued in connection with offerings of common stock	4,420,916

Shares outstanding at August 31, 2007	43,028,545

14.	Subsequent Events

As of September 12, 2007, the Company had entered into additional interest rate swap contract agreements with a notional amount of $50,000 at a weighted average fixed interest rate of 4.70%, with maturities of three years. Under the contract agreements the Company receives floating rates of interest and pays respective fixed rates of interest on the notional amounts of the swaps.

On October 12, 2007, the Company paid a dividend to its common stockholders in the amount of $0.49 per share, for a total of $21,084. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,001 was reinvested into the Company, and in connection with that reinvestment 197,004 shares of common stock were issued.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Michael C. Morgan	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Bear Stearns Funds Management Inc.
717 Texas Avenue, Suite 3100	383 Madison Avenue
Houston, TX 77002	New York, NY 10179

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company	PricewaterhouseCoopers LLP
101 Carnegie Center	350 South Grand Avenue
Princeton, NJ 08540	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynefunds.com.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. The financial information included herein is taken from the records of the Company without examination by its independent registered public accounting firm who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.